Loans (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Proceeds from Sale of Loans Receivable	$ 146,200,000	$ 9,300,000	$ 20,000,000
Gain (Loss) on Sales of Loans, Net	$ 1,147,000	$ 64,000	$ 201,000
Percentage Of Loan Portfolio At Fixed Interest Rate	92.00%	84.00%
Class "A" and "B"
Percentage Of Credit Transaction With Stockholders	29.00%	29.00%
Outstanding Loan Portfolio With Class A And Class B Shareholder	18.00%	19.00%
Total Outstanding Shares In Percentage	3.50%